CONFIDENTIAL 2023 EARNINGS PRESENTATION MARCH 14 , 2024 Exhibit 99.2

2 CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS Certain statements in this presentation may be considered “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward- looking statements generally relate to future events or the Company’s future financial or operating performance and may be identified by words such as “may,” “should,” “expect,” “intend,” “will,” “estimate,” “anticipate,” “believe,” “predict,” or similar words. These forward-looking statements are based upon assumptions made by the Company as of the date hereof and are subject to risks, uncertainties, and other factors that could cause actual results to differ materially from those expressed or implied by such forward-looking statements. These forward-looking statements include, among other things, statements regarding the Company’s progress toward an asset-light business model, and the anticipated pace of such transition; statements regarding the Company’s cost-cutting measures under its Liquidity Improvement Plan and other cost-saving measures, actions to implement such plan, and the anticipated benefits of and timeline to implement such plans; statements regarding strategic partnership and licensing opportunities; statements regarding anticipated liquidity and runway for growth; expectations regarding the sources of expected consolidated revenue; statements regarding delivering value for shareholders; expectations regarding additional business transitions in 2024 and beyond; expectations regarding the Company’s ongoing ability to generate revenue; statements regarding the Company’s current expectations and assumptions regarding the industries and markets in which it operates, including its transition to an asset-light business model to serve broadacre animal feed markets; projections of market opportunity, including the animal feed market; expectations regarding the Company’s ability to serve a broadacre strategy through partnerships and licensing; expectations regarding macro-economic trends and the Company’s anticipated responses to macroeconomic changes; the Company’s ability to identify and evaluate its strategic alternatives and effect potential strategic opportunities in ways that maximize shareholder value; expectations regarding the Company’s ability to continue as a going concern; statements regarding execution of the Company’s business plan, the strategic review of the Company’s business, and the Company’s executive leadership transition; expectations regarding the unwinding of mark-to-market timing differences and the Company’s assessment of its futures contracts; any financial or other information based upon or otherwise incorporating judgments or estimates relating to future performance, events or expectations; expectations regarding the Company’s hedging and other risk management strategies, including expectations about future sales and purchases that relate to the Company’s mark-to-market adjustments and the fair valuation of futures contracts; statements regarding the Company’s strategies, positioning, resources, capabilities, and expectations for future performance; estimates and forecasts of financial and other performance metrics; the Company’s outlook, and financial and other guidance; and management’s strategy and plans for growth, including those intended to lower the cost of capital, increase return on capital and reduce costs. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: risks associated with the Company’s ability to generally execute on its business strategy, including its transition to an asset-light business model to serve broadacre animal feed markets in a timely manner with sufficient liquidity; risks relating to acreage acquisition; risks associated with developing and maintaining partnering and licensing relationships in an asset-light business model, and maintaining relationships with customers and suppliers; the risk that the Company will not realize the anticipated benefits of the divestiture of its soy processing facilities; risks associated with the loss of revenues from such facilities; risks associated with growing and managing capital resources; risks associated with changing industry conditions and consumer preferences; risks associated with the Company’s cost-cutting measures under its expanded Liquidity Improvement Plan and other cost saving measures, including potentially adverse impacts on the Company’s business and prospects even if such plans are successful; the risk that the Company’s actions relating to cost-cutting measures under its expanded Liquidity Improvement Plan and other cost saving measures may be insufficient to achieve the objectives of such plans; liquidity and other risks relating to the Company’s ability to continue as a going concern; risks associated with the Company’s ability to grow and achieve growth profitably, including continued access to the capital resources necessary for growth; risks relating to the Company’s plans to sell certain assets; risks relating to the failure to raise additional financing to satisfy the Company’s cash needs; risks associated with the Company’s execution of its executive leadership transition, including, among others, risks relating to maintaining key employee, customer, partner and supplier relationships; risks relating to the Company’s exploration of strategic alternatives; risks relating to the Company’s hedging and other risk management strategies, including expectations about future sales and purchases that relate to the Company’s mark-to-market adjustments and the fair valuation of futures contracts; risks associated with the effects of global and regional economic, agricultural, financial and commodities market, political, social and health conditions; the effectiveness of the Company’s risk management strategies; and other risks and uncertainties set forth in the sections entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in our filings with the SEC, which are available on the SEC’s website at www.sec.gov. The Company can make no assurances that it will be able to raise additional equity or debt financing, improve its liquidity position, or continue as a going concern. Forward- looking statements are also subject to the risks and other issues described above under “Use of Non-GAAP Financial Measures,” which could cause actual results to differ materially from current expectations included in the Company’s forward- looking statements included in this presentation. Nothing in this presentation should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward looking statements will be achieved. There may be additional risks about which the Company is presently unaware or that the Company currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. The reader should not place undue reliance on forward-looking statements, which speak only as of the date they are made. The Company expressly disclaims any duty to update these forward-looking statements, except as otherwise required by law. USE OF NON-GAAP FINANCIAL MEASURES In this presentation, the Company includes references to non-GAAP performance measures. The Company uses these non-GAAP financial measures to facilitate management’s financial and operational decision-making, including evaluation of the Company’s historical operating results. The Company’s management believes these non-GAAP measures are useful in evaluating the Company’s operating performance and are similar measures reported by publicly listed U.S. competitors, and regularly used by securities analysts, institutional investors, and other interested parties in analyzing operating performance and prospects. These non-GAAP financial measures reflect an additional way of viewing aspects of the Company’s operations that, when viewed with GAAP results and the reconciliations to corresponding GAAP financial measures, may provide a more complete understanding of factors and trends affecting the Company’s business. By referencing these non-GAAP measures, the Company’s management intends to provide investors with a meaningful, consistent comparison of the Company’s performance for the periods presented. These non-GAAP financial measures should be considered supplemental to, and not a substitute for, financial information prepared in accordance with GAAP. The Company’s definition of these non-GAAP measures may differ from similarly titled measures of performance used by other companies in other industries or within the same industry. In addition, the Company has and may in the future modify how it calculates non-GAAP performance measures. Because non-GAAP financial measures exclude the effect of items that will increase or decrease the Company’s reported results of operations, management strongly encourages investors to review the Company’s consolidated financial statements and publicly filed reports in their entirety. Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures are included in the tables accompanying this presentation. Disclaimers

3 Transformation of Benson Hill Retired Debt Announced CEO Transition Announced Exploration of Strategic Alternatives Built New Business Model Framed New Business Model Reshaped Organization Announced CFO Transition JUNE 2023 Q3 2023 Q4 2023 Q1 2024 Revalidated Technology Pipeline Launched Animal Feed Study Initiated Partnership discussions with Seed Cos Secured Partner for Animal Feed Study Advanced Partnership Discussions with Seed Cos Developed Capital Model Finalized Capital Model Divested Creston Facility Divested Seymour Facility and Idle Tech Asset Expanded Liquidity Improvement Plan

Full Year Financial Results

(Unaudited) (USD in Millions) Excludes Fresh Business[1]	Full Year Ended December 31, 2023			Prior Year Comparison (Excluding Timing Differences)	
	Reported	Impact of Open Mark-to-Market Timing Differences	Excluding Open Mark-to-Market Timing Differences	2022 Results	2023 vs. 2022
Consolidated Revenue	**$473.3**	**$(1.5)**	**$471.8**	**$383.6**	**23.0%**
Proprietary	**$110.0**		**$110.0**	**$72.6**	**51.5%**
Consolidated Gross Profit	**$23.6**	**$(0.3)**	**$23.3**	**$8.5**	**174.1%**
Operating Expenses	**$128.1**		**$128.1**	**$128.5**	**(0.3)%**
Operating Expenses, as Adjusted[2]	**$104.3**		**$104.3**	**$127.9**	**(18.5)%**
Net Loss from Continuing Operations (Net of Income Tax)	**$(111.2)**	**$(0.3)**	**$(111.5)**	**$(94.8)**	**$(16.7)**
Total Adj. EBITDA[2]	**$(47.7)**	**$(0.3)**	**$(48.0)**	**$(76.7)**	**$28.7**
Capital Expenditures	**$11.8**		**$11.8**	**$7.0**	**$4.8**
Free Cash Flow Loss[2]	**$(87.5)**		**$(87.5)**	**$(100.5)**	**$13.0**
Cash, Restricted Cash and Marketable Securities (as of December 31, 2023)[3]	**$48.9**				

Full Year 2023 Performance

Revenue
Year-over-year increase driven by operational performance improvement, compared to the start-up period in 2022 and higher sales of proprietary grain to third parties and related non-proprietary processing volumes

Gross Profit
Gross profit increase was driven by patent sales and operational efficiency gains and commercial activities associated with second year operating soy crush facilities

Operating Expenses
Recurring OPEX decline driven by expanded Liquidity Improvement Plan savings

1. The Fresh business was divested on June 30, 2023.
2. See the reconciliation table in the Appendix.
3. Includes cash from both continuing and discontinued operations.

BENSON HILL

4

5 Successful transition from legacy business model Continued improvement of operating expenses and margins Acquisition of strategic partnerships and licensing deals Optimization of capital structure Expansion of intellectual property and advancement of technology pipeline Benson Hill Key Success Factors 2024

CONFIDENTIAL APPENDIX

7 Underscoring our dedication to delivering top-performing soybeans with proven quality traits, Benson Hill is collaborating with multiple independent third-party testing centers in 2024 to validate the performance of our future commercial varieties across multiple growing regions. We Partner with Independent Universities to Validate Our Soybean Genetics • Indiana CRO • Iowa State University • Kentucky • Missouri Soybean Merchandising Council • North Carolina State • Pennsylvania State University • South Dakota State University • The Ohio State University THIRD-PARTY TESTING LOCATIONS • University of Arkansas • University of Delaware • University of Illinois • University of Minnesota • University of Missouri • University of Nebraska-Lincoln • University of Tennessee • University of Wisconsin-Madison

4Q'23 Financial Results

(Unaudited) (USD in Millions) Excludes Fresh Business[1]	Fourth Quarter Ended December 31, 2023 Reported	Impact of Open Mark-to-Market Timing difference	Excl Open Mark-to-Market Timing Differences	Prior Year Comparison (Excluding Timing Differences) 4Q '22 Results	4Q '23 vs. 4Q '22
Consolidated Revenue	**$116.6**	**$4.8**	**$121.4**	**$103.7**	**17.1%**
Proprietary	**$33.0**		**$33.0**	**$20.3**	**62.6%**
Consolidated Gross Profit	**$7.0**	**$6.1**	**$13.1**	**$4.2**	**211.9%**
Operating Expenses	**$30.5**		**$30.5**	**$33.3**	**(8.4)%**
Operating Expenses, as Adjusted[2]	**$24.0**		**$24.0**	**$32.7**	**(26.6)%**
Net Loss from Continuing Operations (Net of Income Tax)	**$(38.0)**	**$6.1**	**$(31.9)**	**$(27.4)**	**$(4.5)**
Total Adj. EBITDA[2]	**$(6.7)**	**$6.1**	**$(0.6)**	**$(18.4)**	**$17.8**
Capital Expenditures	**$1.6**		**$1.6**	**$0.5**	**$1.1**
Free Cash Flow Loss[2]	**$(1.1)**		**$(1.1)**	**$(29.2)**	**$28.1**
Cash and Marketable Securities (as of December 31, 2023)[3]	**$48.9**				

4Q'23 Performance

Revenue
Proprietary revenues increased due to non-core technology license sales and higher proprietary grain sales and higher non-proprietary processing volumes

Gross Profit
Gross profit increase was driven by high margin license sales and operational efficiency gains and commercial activities

Operating Expense
Recurring OPEX decline was driven by actions taken through the expanded Liquidity Improvement Plan

1. The Fresh business was divested on June 30, 2023.
2. See the reconciliation table in the Appendix.
3. Includes cash from both continuing and discontinued operations.

BENSON HILL

8

9 (USD in thousands, except per share information) Three Months Ended December 31, Full Year Ended December 31, 2023 2022 2023 2022 Revenues $ 116,589 $ 99,180 473,336 381,233 Cost of sales 109,593 98,391 449,710 377,706 Gross profit 6,996 789 23,626 3,527 Operating expenses: Research and development 6,790 11,761 40,270 47,500 Selling, general and administrative expenses 24,171 21,586 69,063 81,034 Impairment of goodwill — — 19,226 — Gain on sale of Seymour facility (18,970) — (18,970) — Impairment loss on Creston facility 18,521 — 18,521 — Total operating expenses 30,512 33,347 128,110 128,534 Loss from operations (23,516) (32,558) (104,484) (125,007) Other (income) expense: Interest expense, net 14,639 5,414 35,064 21,444 Change in fair value of warrants and conversion options (523) (7,387) (31,184) (49,063) Other (income) expense, net 487 149 3,075 2,253 Total other (income) expense, net 14,603 (1,824) 6,955 (25,366) Net loss from continuing operations before income tax (38,119) (30,734) (111,439) (99,641) Income tax (benefit) expense (75) 29 (192) 59 Net loss from continuing operations, net of tax (38,044) (30,763) $ (111,247) $ (99,700) Net loss from discontinued operations, net of tax 197 (22,843) (4,065) (28,205) Net loss $ (37,847) $ (53,606) $ (115,312) $ (127,905) Net loss per common share: Basic and diluted net loss per common share from continuing operations $ (0.20) $ (0.17) $ (0.59) $ (0.55) Basic and diluted net loss from discontinued operations $ — $ (0.12) $ (0.02) $ (0.16) Basic and diluted net loss per common share $ (0.20) $ (0.29) $ (0.61) $ (0.71) Weighted average shares outstanding: Basic and diluted weighted average shares outstanding 188,625 186,787 187,927 179,867 Consolidated Statements of Operations (Unaudited)

10 December 31, 2023 December 31, 2022 Assets Current assets: Cash and cash equivalents $ 15,828 $ 25,053 Restricted cash — 17,912 Marketable securities 32,852 132,121 Accounts receivable, net 33,222 28,591 Inventories, net 25,500 62,110 Prepaid expenses and other current assets 10,915 11,434 Current assets of discontinued operations 601 23,507 Total current assets 118,918 300,728 Property and equipment, net 79,043 99,759 Finance lease right-of-use assets, net 59,245 66,533 Operating lease right-of-use assets 2,934 1,660 Goodwill and intangible assets, net 5,226 27,377 Other assets 9,398 4,863 Total assets $ 274,764 $ 500,920 December 31, 2023 December 31, 2022 Liabilities and stockholders’ equity Current liabilities: Accounts payable $ 17,132 $ 36,717 Finance lease liabilities, current portion 3,705 3,318 Operating lease liabilities, current portion 1,489 364 Long-term debt, current portion 55,201 2,242 Accrued expenses and other current liabilities 23,837 33,435 Current liabilities of discontinued operations 559 16,441 Total current liabilities 101,923 92,517 Long-term debt, less current portion 5,250 103,991 Operating lease liabilities, less current portion 6,503 1,291 Finance lease liabilities, less current portion 73,682 76,431 Warrant liabilities 1,186 24,285 Conversion option liabilities 5 8,091 Deferred income taxes — 283 Other non-current liabilities 172 129 Total liabilities 188,721 307,018 Stockholders’ equity: Common stock, $0.0001 par value, 440,000 and 440,000 shares authorized; 208,395 and 206,668 shares issued and outstanding as of December 31, 2023 and 2022, respectively 21 21 Additional paid-in capital 611,477 609,450 Accumulated deficit (523,786) (408,474) Accumulated other comprehensive loss (1,669) (7,095) Total stockholders’ equity 86,043 193,902 Total liabilities and stockholders’ equity $ 274,764 $ 500,920 (USD in thousands, except per share information) Consolidated Balance Sheets (Unaudited)

11 (USD in thousands) Consolidated Statements of Cash Flows (Unaudited) Year Ended December, 31 2023 2022 Operating activities Net loss $ (115,312) $ (127,905) Adjustments to reconcile net loss to net cash used in operating activities: Depreciation and amortization 21,610 22,836 Share-based compensation expense 1,466 19,520 Bad debt expense (6) 863 Change in fair value of warrants and conversion options (31,184) (49,063) Accretion and amortization related to financing activities 17,344 9,279 Amortization of premiums related to marketable securities 591 2,450 Realized losses on sale of marketable securities 3,573 2,305 Loss on extinguishment of debt — — Loss on divestiture of discontinued operations 172 10,246 Impairment 37,747 11,579 Gain on sale of Seymour facility (18,970) — Other 2,300 4,579 Changes in operating assets and liabilities: Accounts receivable 1,047 (3,070) Inventories 47,864 (4,663) Other assets and other liabilities 73 6,542 Accounts payable (30,649) (5,313) Accrued expenses (10,797) 6,419 Net cash used in operating activities (73,131) (93,396) Investing activities Purchases of marketable securities (111,241) (372,170) Proceeds from maturities of marketable securities 82,067 139,063 Proceeds from sales of marketable securities 128,994 193,250 Proceeds from sale of a plant 25,868 — Payments for acquisition of property and equipment (11,760) (16,486) Payments made in connection with business acquisitions — (1,034) Proceeds from divestiture of discontinued operations 2,378 17,131 Proceeds from an insurance claim from a prior business acquisition 1,533 — Other 192 — Net cash provided by (used in) investing activities 118,031 (40,246) Supplemental disclosure of cash flow information Cash paid for taxes $ 11 $ 57 Cash paid for interest $ 18,991 $ 14,398 Supplemental disclosure of non-cash activities Purchases of property and equipment included in accounts payable and accrued expenses and other current liabilities $ 1,468 $ 3,058 Financing leases $ 4,703 $ 806 Year Ended December, 31 2023 2022 Financing activities Net contributions at-the-market offering and PIPE financing, net of transaction costs of $4,087 for 2022 — 81,109 Principal payments on debt (63,823) (7,288) Proceeds (payment) from issuance of debt (2,496) 23,540 Borrowing under revolving line of credit — 19,774 Repayments under revolving line of credit — (19,821) Repayments of financing lease obligations (6,126) (1,630) Proceeds from the exercise of stock options and warrants 305 2,325 Net cash (used in) provided by financing activities (72,140) 98,009 Effect of exchange rate changes on cash — (9) Net decrease in cash, cash equivalents and restricted cash (27,240) (35,642) Cash, cash equivalents and restricted cash, beginning of year 43,321 78,963 Cash, cash equivalents and restricted cash, end of year $ 16,081 $ 43,321

Non-GAAP Reconciliation[1]

The following financial measures used in this presentation are not derived in accordance with generally accepted accounting principles ("GAAP"). Reconciliations to the most comparable GAAP measures are provided below. Adjusted EBITDA is defined as net loss from continuing operations excluding income taxes, interest, depreciation, amortization, stock-based compensation, changes in fair value of warrants and conversion options, realized (gains) losses on marketable securities, goodwill and long-lived asset impairment, restructuring-related costs (including severance costs) and the impact of significant non-recurring items.

(USD in thousands)

	Three Months Ended December 31,		Full Year Ended December 31,	
	2023	2022	2023	2022
Net loss from continuing operations, net of income taxes	**$ (38,044)**	**$ (30,763)**	**$ (111,247)**	**$ (99,700)**
Interest expense, net	14,639	5,414	35,064	21,444
Income tax expense (benefit)	(75)	29	(192)	59
Depreciation and amortization	5,554	5,521	21,610	20,513
Stock-based compensation	1,813	3,749	1,421	19,520
Changes in fair value of warrants and conversion option	(523)	(7,387)	(31,184)	(49,063)
Impairment of goodwill	—	—	19,226	—
Gain on sale of Seymour facility	(18,970)	—	(18,970)	—
Impairment loss on Creston facility	18,521	—	18,521	—
Severance	2,188	202	4,019	676
Exit costs related to divestiture of Seymour facility	4,262	—	4,262	—
Expenses related to business transition	3,967	—	4,696	—
Other	(67)	1,417	5,059	4,906
Total Adjusted EBITDA	**$ (6,734)**	**$ (21,818)**	**$ (47,715)**	**$ (81,645)**

[1] The actual results exclude the Fresh business divested on June 30, 2023, and was classified as discontinued operations until its divestiture.

BENSON HILL

12

13 (USD in thousands) 1 The actual results exclude the Fresh business divested on June 30, 2023, and was classified as discontinued operations until its divestiture. The following financial measures used in this presentation are not derived in accordance with generally accepted accounting principles (“GAAP”). Reconciliations to the most comparable GAAP measures are provided below. The Company defines free cash flow as net cash used in (provided by) operating activities minus capital expenditures. Non-GAAP Reconciliation1 Three Months Ended December 31, Full Year Ended December 31, 2023 2022 2023 2022 Net loss from continuing operations, net of income taxes $ (38,044) $ (30,763) $ (111,247) $ (99,700) Depreciation and amortization 5,554 5,521 21,610 20,513 Share-based compensation expense 1,813 3,749 1,421 19,520 Change in fair value of warrants and conversion options (523) (7,387) (31,184) (49,063) Accretion and amortization related to financing activities 10,720 798 17,344 9,279 Gain on sale of Seymour facility (18,970) — (18,970) — Impairment 18,521 — 37,747 — Change in working capital 19,395 (4,561) (397) (2,969) Other 2,020 2,929 7,983 8,946 Net Cash used in operating activities 486 (29,714) (75,693) (93,474) Purchase of property and equipment (1,633) 504 (11,760) (6,983) Free cash flow loss $ (1,147) $ (29,210) $ (87,453) $ (100,457)

14 (USD in thousands) 1 The actual results exclude the Fresh business divested on June 30, 2023, and was classified as discontinued operations until its divestiture. The following financial measures used in this presentation are not derived in accordance with generally accepted accounting principles (“GAAP”). Reconciliations to the most comparable GAAP measures are provided below. The Company defines operating expenses, as adjusted as operating expenses excluding expenses incurred in relation to the transition to an asset-light business model and significant non- recurring items. Non-GAAP Reconciliation1 Three Months Ended December 31, Full Year Ended December 31, 2023 2022 2023 2022 Operating expenses $ 30,512 $ 33,347 $ 128,110 $ 128,534 Stock-based compensation reversal 120 — 7,920 — Impairment of goodwill — — (19,226) — Gain on sale of Seymour facility 18,970 — 18,970 — Impairment loss on Creston facility (18,521) — (18,521) — Exit costs related to divestiture of Seymour facility (4,262) — (4,262) — Expenses related to business transition (638) — (4,696) — Severance (2,188) (676) (4,019) (676) Operating expenses, as adjusted $ 23,993 $ 32,671 $ 104,276 $ 127,858